Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of  1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-
12

Smith Barney Intermediate Municipal Fund, Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

(1)	Title of each class of securities to which the
transaction applies:

(2)	Aggregate number of securities to which transactions
applies:

(3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.


                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                          To Be Held on April 24, 1998

To the Stockholders of Smith Barney Intermediate Municipal Fund, Inc.:

       Notice is hereby given that the Annual Meeting of Stockholders of SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on April 24, 1998 at 9:00 A.M. (New York Time) for the following purposes:

       1. To elect three Class II directors of the Fund;

       2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ended December 31, 1998; and

       3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on March 9, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                              By Order of the Board of Directors


                              Christina T. Sydor
                              Secretary
New York, New York
March 24, 1998



                                -----------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 (800) 451-2010

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 1998


                                  INTRODUCTION

       This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Smith Barney Intermediate Municipal Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on April 24, 1998 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

       The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"); Mutual Management Corp. ("MMC" or the "Manager") (formerly known as Smith Barney Mutual Funds Management Inc.), the Fund's investment manager, which is an affiliate of Smith Barney; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and MMC are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

       The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1997, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about March 24, 1998. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-451-2010.

       All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because both proposals require a proportion of votes cast for their approval, abstentions and broker "non-votes" may influence whether a quorum is present but will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

       The Board knows of no business other than that specifically mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

       The Board of Directors of the Fund has fixed the close of business on March 9, 1998 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 8,355,027.699 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 8,052,483.597 shares (96.38%) were held but not beneficially owned by, CEDE & CO., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934), to the knowledge of the Board of Directors of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

       In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

       The Board of Directors of the Fund is classified into three classes. The directors serving in Class II have terms expiring at the Meeting; the Class II directors currently serving on the Board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the year 2001 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified.

       The Board of Directors of the Fund knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

       Certain information concerning the nominees is set forth below. For any nominee or director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Record Date. All of the nominees are currently directors of the Fund. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                   Persons Nominated for Election as Directors

                                   Principal Occupations        Number of Shares
                                  During Past Five Years,         Owned as of
       Name                    Other Directorships, and Age      March 9, 1998
       ----                    ----------------------------     ----------------

CLASS II DIRECTORS

Roderick C. Rasmussen      Investment Counselor; Director of ten         107
 Director since 1992       investment companies associated with
                           Smith Barney. Formerly, Vice President
                           of Dresdner and Company Inc. (investment counselors); 71.

John P. Toolan             Retired; Director of ten investment           None
 Director since 1992       companies associated with Smith Barney;
                           Director of John Hancock Funds.
                           Formerly, Director and Chairman of the
                           Smith Barney Trust Company, Director of
                           Smith Barney and the Manager. Prior to
                           1992, Senior Executive Vice President,
                           Director and Member of the Executive
                           Committee of Smith Barney; 67.

Paul Hardin                Professor of Law at the University of         None
 Director since 1994       North Carolina at Chapel Hill; Director
                           of twelve investment companies
                           associated with Smith Barney and a
                           Director of The Summit Bancorporation.
                           Formerly, Chancellor of the University
                           of North Carolina at Chapel Hill; 66.

      The remainder of the Board constitutes the Class I and Class III directors, none of whom will stand for election at the Meeting, as their terms will expire in the years 2000 and 1999, respectively. Directors affiliated with the Manager and considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are indicated by an asterisk(*).

                         Directors Continuing in Office

                                   Principal Occupations        Number of Shares
                                  During Past Five Years,         Owned as of
       Name                    Other Directorships, and Age      March 9, 1998
       ----                    ----------------------------     ----------------

CLASS I DIRECTORS

Heath B. McLendon*         Managing Director of Smith Barney;          470(a)
 Director since 1995       Director of forty-two investment
                           companies associated with Smith Barney;
                           Chairman of the Board of Smith Barney
                           Strategy Advisers Inc. and President of
                           MMC and Travelers Investment Adviser,
                           Inc. ("TIA"). Prior to July 1993, Senior
                           Executive Vice President of Shearson
                           Lehman Brothers Inc.; Vice Chairman of
                           Shearson Asset Management; 64.


CLASS III DIRECTORS

Donald R. Foley            Retired; Director of ten investment         110
 Director since 1992       companies associated with Smith Barney.
                           Formerly Vice President of Edwin Bird
                           Wilson, Incorporated (advertising); 75.

(a) Includes shares owned by members of this director's family.

             Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain entities to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, the Fund believes that, during fiscal year 1997, all filing requirements applicable to such persons were complied with.

       The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

       Five meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. The audit committee held two meetings during the same period. In the last fiscal year, no director attended less than 75% of these meetings of the Board that were held.

       Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $12,912 were paid to such directors by the Fund during the fiscal year ended on December 31, 1997. Fees for the independent directors, who are directors of a group of funds sponsored by Smith Barney, are set at $42,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these directors receive $100 per fund or portfolio for each Board meeting attended plus travel and out-of-pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by the Manager or by Smith Barney.

       The following table shows the compensation paid by the Fund to each person who was a director or director emeritus during the Fund's last fiscal year:

                               COMPENSATION TABLE

                                                                                                Number of
                               Aggregate       Pension or Retirement                        Funds for Which
                             Compensation    Benefits Accrued as part Total Compensation      Person Served
      Name of Person          from Fund          of Fund Expenses      from Fund Complex   Within Fund Complex
      --------------          ---------          ----------------      -----------------   -------------------
Joseph H. Fleiss+++                 578                   0                   54,900                 10
Donald R. Foley+                    578                   0                   55,400                 10
Paul Hardin                         578                   0                   73,000                 12
Francis P. Martin+                  478                   0                   53,000                 10
Heath B. McLendon*                    0                   0                        0                 42
Roderick C. Rasmussen               578                   0                   55,400                 10
John P. Toolan+                     578                   0                   55,400                 10
C. Richard Youngdahl++              239                   0                   26,100                 10

*   Designates a director who is an "interested person" of the Fund.

+ Pursuant to the a deferred compensation plan, the indicated persons have elected to defer the following amounts of their compensation from the Fund:
    Joseph H. Fleiss: $39, Donald R. Foley: $39, Francis P. Martin: $478 and John P. Toolan: $578, and the following amounts of their total compensation from the Fund complex: Joseph H. Fleiss: $21,000, Donald R. Foley: $21,000, Francis P. Martin: $53,000 and John P. Toolan: $55,400.

++ Effective January 1, 1997, Mr. Youngdahl, and effective January 1, 1998, Mr. Fleiss, became Directors Emeritus. Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended.

       The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:



                       Offices and Positions      Period       Principal Occupations During
Name                      Held with Fund        Offices Held      Past Five Years and Age
----                      --------------        ------------      -----------------------
Heath B. McLendon        Chief Executive       1995 to date      (see table of directors above)
                         Officer, Chairman
                         of the Board and
                         President

Lewis E. Daidone         Senior Vice           1992 to date      Managing Director of Smith
                         President and                           Barney; Senior Vice President
                         Treasurer                               and Treasurer of forty-two
                                                                 investment companies
                                                                 associated with Smith Barney;
                                                                 Director and Senior Vice
                                                                 President of MMC and TIA; 40.

Peter M. Coffey          Vice President        1992 to date      Managing Director of Smith
                                                                 Barney; Vice President of the
                                                                 Manager and certain other
                                                                 investment companies
                                                                 associated with Smith Barney; 53.

Christina T. Sydor       Secretary             1992 to date      Managing Director of Smith
                                                                 Barney; Secretary of forty-two
                                                                 investment companies
                                                                 associated with Smith Barney;
                                                                 Secretary and General Counsel
                                                                 of MMC and TIA; 47.

Thomas W. Reynolds       Controller and        1992 to date      Director of Smith Barney;
                         Assistant                               Controller and Assistant
                         Secretary                               Secretary of certain other
                                                                 investment companies
                                                                 associated with Smith Barney;
                                                                 38.


       The Board of Directors, including all of the independent directors, recommends that you vote "FOR" the election of all nominees to the Board.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending December 31, 1998 by a majority of the independent directors, which is subject to ratification by the stockholders at the Meeting. The entire Board concurred in the selection of KPMG. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for Travelers Group, Inc. ("Travelers"), the ultimate parent company of Smith Barney and the Manager. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

       If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

       The affirmative vote of a majority of votes cast at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent directors, recommends that the stockholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

       Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of the Fund must be received by December 15, 1998 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 1999 Annual Meeting will be held in late April of 1999.

                                  OTHER MATTERS

       The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

       All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                          By Order of the Board of Directors,


                                          Christina T. Sydor
                                          Secretary
March 24, 1998



FORM OF PROXY

SMITH BARNEY INTERMEDIATE MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

This Proxy is Solicited on Behalf of the Board of Directors of the Fund

   The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR and MARC A. SCHUMAN, and each of them acting in the absence of the other, as
Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all shares of common stock of
Smith Barney Intermediate Municipal Fund, Inc. held of record by the undersigned on
March 9, 1998 at a Meeting of Stockholders to be held on April 24, 1998 or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

X  Please vote as in this example

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted for each nominee for director and for each proposal.

The Board of Directors recommends a vote "FOR" the following proposals:

1.	ELECTION OF CLASS II DIRECTORS		FOR     WITHHELD
	Nominees:  Roderick C. Rasmussen,
	John P. Toolan and Paul Hardin


	_______________________________
	For all nominees except as noted above

2.	PROPOSAL TO RATIFY THE			FOR    AGAINST
ABSTAIN
	SELECTION OF KPMG PEAT
	MARWICK LLP AS THE INDE-
	PENDENT AUDITORS OF THE
	FUND FOR THE FISCAL YEAR
	ENDED DECEMBER 31, 1998.

3.	IN THEIR DISCRETION, THE PROXIES
	ARE AUTHORIZED TO VOTE UPON
	SUCH OTHER BUSINESS AS MAY
	PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY IN THE ENCLOSED ENVELOPE

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________